SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549



                                FORM 8-K

                             CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  April 13, 1998



                             TELLABS, INC.
           (Exact name of registrant as specified in charter)


           Delaware              0-9692         36-3831568
(State or other jurisdiction  (Commission     (IRS employer
  of incorporation)           file number)    identification no.)


      4951 Indiana Avenue, Lisle, Illinois           60532
      (Address of principal executive office)      (Zip Code)


Registrant's telephone number, including area code     (630) 378-8800


                                  N/A
     (Former name or former address, if changed since last report)



























Item 5.   Other Events

On April 13, 1998, Tellabs, Inc., and Coherent Communications Systems Corporation, ("Coherent"), announced that (1) Coherent has called a special meeting of its stockholders for May 12, 1998, to approve the previously announced merger agreement between the two companies, under which Coherent would become a wholly owned subsidiary of Tellabs and
(2) Tellabs and Coherent have received a request for additional information about the merger from the Antitrust Division of the U.S. Department of Justice. Further details are contained in the copy of the joint press release issued by Tellabs and Coherent on April 13, 1998 attached hereto as Exhibit 20.5, which is incorporated by reference herein.




SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TELLABS, INC.




Date: April 20, 1998                By:  /s/ J. Peter Johnson

                                           J. Peter Johnson
                                           Vice President, Controller
                                           and Chief Accounting Officer






Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits

(c)  Exhibits

  Exhibit 20.5 Joint press release issued by Tellabs, Inc., and Coherent Communications Systems Corporation dated April 13, 1998.